Exhibit 10.24
SUBCONTRACT FOR ACSD PHASE II ACSD PHASE II SUBCONTRACT WORK PER ASSIGNMENT: N66001-05-9-6016 ATTACHED TO AND MADE PART OF THIS PURCHASE ORDER IS ARROYO SCIENCES STATEMENT OF WORK AND PRICING ORDER FOR YEAR 1 & YEAR 2. A SEPARATE PO WILL BE SUBMITTED UPON APPROVAL FOR YEAR 2. THIS PO IS TO COVER YEAR 1 ONLY. THIS TECHNICAL DATA MUST BE EXPORTED FROM THE UNITED STATES IN ACCORDANCE WITH EXPORT ADMINISTRATION REGULATION. DIVERSION CONTRARY TO U.S. LAW IS PROHIBITED. IN ACCORDANCE WITH U.S. LAW, RESALE/RE-EXPRT OR TRANSFER TO CERTAIN DESIGNATED COUNTRIED IS PROHIBITED WITHOUT THE PRIOR WRITTEN CONSENT OF THE U.S. DEPARTMETN OF COMMERCE. L-3 SHALL NOT BE LIABLE FOR ANY QTY/COSTS INCURRED ABOVE THAT STATED IN THIS PURCASE ORDER. NO AMENDMENT OF THIS ORDER SHALL BE VALID UNLESS SIGNED BY A DULY AUTHORIZED PROCUREMENT REPRESENTATIVE OF L-3 COMMUNICATRIONS SUPPLIER SHALL NOTE PURCHSE ORDER ON ALL INVOICES, PACKING SLIPS AND ALL CORRESPONDENCE. FAILURE TO COMPY MAY DELAY PAYMENT OF INVOICE (S). AUTHORIZED SIGNATURE TOTAL SPECIAL INSTRUCTIONS: Vendor is required to send acceptance of this order to the person/department listed below, via fax or mail. 526929.00 QUANTITY EA 12/31/06 Non-Stock 526929.00 1.000000 1 AMOUNT UNIT PRICE UOM DELIVERY DATE PART NUMBER/DESCRIPTION ITEM TERMS: 0.00% 0 NET 30 REQUEST NO. ACSD PH II DELIVER TO KEN BISHOP VENDOR TELEPHONE 626-296-6310 TAX NO VENDOR ID -ARROYOS00 ORDER DATE 06/08/06 CONFIRMS TO BOB LYONS F.O.B. ORIGIN SHIP VIA PER ROUTING GUIDE REMARKS ACSD PHASE II SUBCONTRACT RESALE NO BILL TO: L-3 SECURITY & DETECTION SYS 2005 GANDY BOULEVARD NORTH SUITE 600 SAINT PETERSBURG, Fl U.S.A. 33702 SHIP TO: L-3 SECURITY & DETECTION SYS 2005 GANDY BOULEVARD NORTH SUITE 600 SAINT PETERSBURG, Fl U.S.A. 33702 VENDOR: ARROYO SCIENCES, INC. 2400 LINCOLN AVENUE ALTADENA, CA U.S.A. 91001 2005 Gandy Boulevard North Suite 600 St. Petersburg, FL 33702 Tel: (727) 556-0270 Fax: (727) 556-0271 PAGE 1 BUYER JDK CHANGE NO. 0 PURCHASE ORDER NO. 138449 THIS PURCHASE ORDER NUMBER MUST APPEAR ON ALL INVOICES, SHIPPING DOCUMENTS, CARTONS AND CORRESPONDENACE RELATED TO THIS ORDER Purchase Order

Exhibit 10.24
AUTHORIZED SIGNATURE $526929.00 TOTAL SPECIAL INSTRUCTIONS: Vendor is required to send acceptance of this order to the person/department listed below, via fax or mail. 526929.00 1.000000 EA 12/31/06 Non-Stock 526929.00 1 AMOUNT UNIT PRICE UOM DELIVERY DATE PART NUMBER/DESCRIPTION QUANTITY ITEM REMARKS ACSD PHASE II SUBCONTRACT RESALE NO TAX NO VENDOR TELEPHONE 626-296-6310 DELIVER TO KEN BISHOP REQUEST NO. ACSD PH II TERMS: 0.00% 0 NET 30 CONFIRMS TO BOB LYONS F.O.B.
ORIGIN SHIP VIA PER ROUTING GUIDE VENDOR ID -ARROYOS00 ORDER DATE 06/08/06 VENDOR: ARROYO SCIENCES, INC. 2400 LINCOLN AVENUE ALTADENA, CA U.S.A. 91001 BILL TO: L-3 SECURITY & DETECTION SYS 2005 GANDY BOULEVARD NORTH SUITE 600 SAINT PETERSBURG, Fl U.S.A. 33702 SHIP TO: L-3 SECURITY & DETECTION SYS 2005 GANDY BOULEVARD NORTH SUITE 600 SAINT PETERSBURG, Fl U.S.A. 33702 CHANGE NO. 0 BUYER JDK PAGE 2 PURCHASE ORDER NO. 138449 THIS PURCHASE ORDER NUMBER MUST APPEAR ON ALL INVOICES, SHIPPING DOCUMENTS, CARTONS AND CORRESPONDENACE RELATED TO THIS ORDER Purchase Order 2005 Gandy Boulevard North Suite 600 St. Petersburg, FL 33702 Tel: (727) 556-0270 Fax: (727) 556-0271 PACKING SLIPS MUST BE SEALED AND ATTACHED TO ALL DELIVERED ITEMS. PACKING SLIP DESCRIPTION MUST MATCH P.O. DESCRIPTION AND SHOULD BE MARKED WITH P/N OR MANUFACTURER P/N, QUANITTY AND UNIT OF MEASURE.